EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MacDermid, Incorporated (“the Corporation”) on Form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chairman and Chief Executive Officer and the Senior Vice President, Finance, of the Corporation, respectively, each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2006	/s/	Daniel H. Leever
Daniel H. Leever
Chairman and
Chief Executive Officer

Date: August 9, 2006	/s/	Gregory M. Bolingbroke
Gregory M. Bolingbroke
Senior Vice President, Finance